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Exhibit 10.5


                                                                Loan No. 99-407


                     HAZARDOUS MATERIALS INDEMNITY AGREEMENT


            This HAZARDOUS MATERIALS INDEMNITY AGREEMENT (this "Agreement") is made as of December 30, 1999 by and among BALANCED CARE REALTY AT STATE COLLEGE, INC., a Delaware corporation, BALANCED CARE REALTY AT ALTOONA, INC., a Delaware corporation, BALANCED CARE REALTY AT LEWISTOWN, INC., a Delaware corporation, BALANCED CARE REALTY AT READING, INC., a Delaware corporation, BALANCED CARE REALTY AT BERWICK, INC., a Delaware corporation, BALANCED CARE REALTY AT PECKVILLE, INC., a Delaware corporation, BALANCED CARE REALTY AT SCRANTON, INC., a Delaware corporation, BALANCED CARE REALTY AT MARTINSBURG, INC., a Delaware corporation, BALANCED CARE REALTY AT MAUMELLE, INC., a Delaware corporation, BALANCED CARE REALTY AT SHERWOOD, INC., a Delaware corporation, BALANCED CARE REALTY AT MOUNTAIN HOME, INC., a Delaware corporation and BALANCED CARE REALTY AT MANSFIELD, INC., a Delaware corporation (collectively, "Borrower"), and BALANCED CARE CORPORATION, a Delaware corporation ("BCC") in favor of HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("Lender"), whose address is 2 Wisconsin Circle, Suite 400, Chevy Chase, Maryland 20815.

                                    RECITALS

            A. Each Borrower is the owner in fee simple of that certain real property described in Exhibit A attached hereto (collectively called the "Properties") and together with all rights and appurtenances thereto and all improvements presently located or hereafter constructed thereon are hereinafter collectively called the "Project").

            B. Concurrently herewith, Lender is making a loan to Borrower in the principal sum of Thirty-Two Million and No/100 Dollars ($32,000,000.00) (the "Loan").

            C. To evidence the Loan, Borrower has executed and delivered to Lender a Promissory Note A of even date herewith in the face amount of Twenty-Five Million Six Hundred Thousand and No/100 Dollars ($25,600,000.00) and a Subordinated Promissory Note B of even date herewith in the face amount of Six Million Four Hundred Thousand and No/100 Dollars ($6,400,000.00) (said notes and any and all renewals, amendments, modifications, increases and extensions thereof are hereinafter collectively
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called the "Note") and a Loan Agreement of even date herewith (as amended from time to time, the "Loan Agreement").

            D. Concurrently herewith, each Borrower has granted to Lender a first mortgage or deed of trust (as amended from time to time, the "Mortgages") encumbering its Property. The Notes, the Loan Agreement, the Mortgages, and any other documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal or extension of any of the foregoing are collectively called the "Loan Documents".

            E. BCC owns, directly or indirectly, one hundred percent (100%) of all issued and outstanding capital stock of each Borrower.

            F. Lender, as a condition to making the Loan, has requested that Borrower and BCC enter into this Agreement to indemnify Lender against liabilities arising from Hazardous Materials (as hereinafter defined) used or located on, or affecting the Project or any part thereof, and that Borrower and BCC acknowledge and agree that their execution and delivery of this Agreement and their performance of the covenants contained herein are material inducements for Lender's agreement to make the Loan.

                                   AGREEMENTS

            NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and BCC hereby represent, warrant, covenant and agree as follows:

            1. No Hazardous Materials on Project. Borrower and BCC represent and warrant to the best of their knowledge, and covenant that there are no, nor will there be, for as long as any indebtedness or obligations remain outstanding under the Loan, any Hazardous Materials generated, released, stored, buried or deposited over, beneath, in or upon the Project or any part thereof or on or beneath the surface of adjacent property, except as such Hazardous Materials may be generated, used, stored or transported in connection with the permitted uses of the Project or any part thereof and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor. "Hazardous Materials" shall mean and include any pollutants, flammables, explosives, petroleum (including crude oil) or any fraction thereof, radioactive materials, hazardous wastes, dangerous or toxic substances or related materials, including substances defined as or included in the definition of toxic or hazardous substances, wastes or materials under any federal, state or local laws, ordinances, regulations or guidances which relate
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to pollution, the environment or the protection of public health and safety, or limiting, prohibiting or otherwise regulating the presence, sale, recycling, generation, manufacture, use, transportation, disposal, release, storage, treatment of, or response or exposure to, toxic or hazardous substances, wastes or materials. Such laws, ordinances and regulations, now or hereafter in effect, and as the same may be amended from time to time, are hereinafter collectively referred to as the "Hazardous Materials Laws."

            2. Compliance with Laws. For as long as any indebtedness or obligations remain outstanding under the Loan Documents, Borrower and BCC shall, and shall cause their respective employees, agents, tenants, contractors and subcontractors and any other persons from time to time present on or occupying the Project or any part thereof to, keep and maintain the Project in compliance with, and not cause or knowingly permit the Project or any part thereof to be in violation of, any applicable Hazardous Materials Laws. None of Borrower, BCC or any of their respective employees, agents, tenants, contractors or subcontractors or any other persons occupying or present on the Project or any part thereof shall generate, use, store, manufacture or dispose of on, under or about any part of the Project or transport to or from the Project or any part thereof any Hazardous Materials, except such Hazardous Materials as may be generated, used, stored or transported in connection with the permitted uses of the Project or any part thereof and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor.

            3. Hazardous Materials Claims. Borrower and BCC shall immediately advise Lender in writing of: (a) any notices received by Borrower or BCC or their Affiliates (as defined in the Loan Agreement) (whether such notices are from the Environmental Protection Agency, or any other federal, state or local governmental agency or regional office thereof) of the violation or potential violation of any applicable Hazardous Materials Laws occurring on, under or about the Project or any part thereof; (b) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against Borrower, BCC or the Project or any part thereof pursuant to any Hazardous Materials Laws; (c) all claims made or threatened by any third party against Borrower, BCC or the Project or any part thereof relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a), (b) and (c) above are hereinafter referred to as "Hazardous Materials Claims"); and (d) the discovery by Borrower or BCC or their Affiliates of any occurrence or condition on the Project or any part thereof or any
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real property adjoining or in the vicinity of the Project or any part thereof that could cause the Project or any part thereof or any part thereof to be subject to any Hazardous Materials Claims. Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and Borrower and BCC shall pay to Lender, upon demand, all attorneys' and consultants' fees incurred by Lender in connection therewith.

            4. Other Hazardous Materials Laws. Borrower and BCC hereby represent, warrant and certify to the best of their knowledge, based on due inquiry, that (a) there are no underground storage tanks located on, under or about the Project or any part thereof that are subject to the notification requirements under Section 9002 of the Solid Waste Disposal Act, as now or hereafter amended (42 U.S.C. Section 6991); and (b) there is no facility located on the Project or any part thereof that is subject to the reporting requirements of Section 312 of the Federal Emergency Planning and Community Right to Know Act of 1986 and the Federal regulations promulgated thereunder (42 U.S.C. Section 11022).

            5. Inspection and Testing. Lender may require Borrower and BCC, at their sole cost and expense, from time to time (but not more than once each calendar year for each Property, unless an Event of Default (as defined in the Loan Agreement) is then continuing) to perform or cause to be performed, such studies or assessments of the Project or any part thereof, as Lender may reasonably deem necessary, appropriate or desirable, to determine the status of environmental conditions on, under and about the Project or any part thereof, which studies and assessments shall be for the benefit of Lender and shall be prepared in accordance with the specifications established by Lender.

            6. Removal of Hazardous Materials. Borrower and BCC, at their sole cost and expense, shall, with due care, in a safe manner and in accordance with all Hazardous Materials Laws, detain the spread of, ameliorate and remove from the Project and every part thereof (and from any other property as required by any Hazardous Materials Laws) any Hazardous Materials contamination located on, under or about any such property in violation of Hazardous Materials Laws and monitor or cause to be monitored the levels of such Hazardous Materials on, under or about any such property or in the ground water in accordance with the terms and procedures required by any federal, state or local governmental agency having jurisdiction including, without limitation, any Regional Water Quality Control Board and the Environmental Protection Agency.
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            7. Indemnification. Borrower and BCC shall jointly and severally indemnify, defend and save harmless Lender and its officers, directors, shareholders, agents, attorneys, representatives and employees, their successors and assigns (individually and collectively "Indemnitee"), from and against any and all claims, demands, causes of action, damages, costs, expenses, lawsuits and liabilities, at law or in equity, of every kind or nature whatsoever, directly or indirectly arising out of or attributable to the generation, use, storage, release, threatened release, discharge, disposal or presence of Hazardous Materials on, under or about the Project or any part thereof (whether occurring prior to or during or after the term of the Loan or otherwise and, except as provided below, regardless of by whom caused, whether by Borrower, BCC or any predecessor in title or any owner of land adjacent to any part of the Project or any other third party, or any employee, agent, tenant, contractor or subcontractor of Borrower, BCC or any predecessor in title or any such adjacent land owner or any third person) including, without limitation:

            (a) Claims of third parties (including governmental agencies) for injury to or death of any person or for damage to or destruction of any property;

            (b) Claims for response costs, clean-up costs, costs and expenses of removal and restoration, including fees of attorneys and experts, and costs of determining the existence of Hazardous Materials and reporting same to any governmental agency;

            (c) Any and all other claims for expenses or obligations, including attorneys' fees, costs, and other expenses related to Hazardous Materials on, under or about any part of the Project;

            (d) Any and all penalties threatened, sought or imposed on account of a violation of any Hazardous Materials Laws;

            (e) All reasonable fees of any consultants, attorneys, and engineering firms retained in connection with monitoring the obligations of Borrower and BCC under this Agreement and the Loan Documents; and

            (f) Any loss occasioned by diminution in the value of any of the Properties which may result from any of the foregoing;

provided, however, no Indemnitee shall be entitled to indemnification hereunder for any claim arising from any Indemnitee's gross negligence or intentional misconduct.
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            8. Defense or Settlement of Claims.

            (a) To assert an indemnity claim under this Agreement, Indemnitee shall notify Borrower and BCC in writing as soon as reasonably practical under the circumstances stating the facts which entitle Indemnitee to make a claim for indemnification.

            (b) Borrower and BCC shall, at their own cost, expense and risk:

            (i) defend all suits, actions, or other legal or administrative proceedings that may be threatened, brought or instituted against an Indemnitee on account of any matter or matters described in Section 7 above;

            (ii) pay or satisfy any judgment, decree or settlement that may be rendered against or agreed to by an Indemnitee in any such suit, action or other legal or administrative proceeding;

            (iii) reimburse Indemnitee for any and all reasonable expenses, including, without limitation, all legal expenses incurred in connection with any of the matters described in Section 7 above or in connection with enforcing this Agreement; and

            (iv) reimburse Indemnitee for any loss occasioned by the diminution in the value of any of the Properties caused by the presence of Hazardous Materials or the breach of any representation, warranty or obligation of Borrower or BCC.

            (c) Any law firm selected by Borrower or BCC to defend an indemnified claim shall be subject to the approval of Indemnitee which approval shall not be unreasonably withheld or delayed; provided that upon thirty (30) days prior written notice, Indemnitee may elect to defend, using a law firm selected by such Indemnitee, any such claim, loss, action, legal or administrative proceeding at the cost and expense of Borrower and BCC, if, in the reasonable judgment of Indemnitee: (i) the defense is not proceeding or being conducted in a satisfactory manner or (ii) there is a conflict of interest between any of the parties to such lawsuit, action, legal or administrative proceeding.

            (d) If Indemnitee exercises its right to designate counsel pursuant to the preceding clause, all costs and expenses thereof shall be paid by Borrower and BCC within ten (10) days following written demand by such Indemnitee.
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            (e) In the event Borrower or BCC shall pay to Indemnitee any claim under this Agreement, then Borrower or BCC (as applicable) shall be subrogated to any rights of such Indemnitee relating thereto, and such Indemnitee will cooperate with Borrower and BCC, at the cost and expense of Borrower and BCC, in enforcing such rights; provided, that such subrogation shall not be in derogation of any rights of the Indemnitee under this Agreement, and shall not be construed to limit the obligations of Borrower or BCC hereunder.

            9. Binding Effect. All the covenants and agreements of each Borrower or BCC contained in this Agreement shall apply to and bind their respective heirs, legal representatives, successors and assigns and shall inure to the benefit of each Indemnitee and its successors and assigns.

            10. Indemnification Separate from the Loan.

            (a) Borrower and BCC agree that this Agreement is separate, independent of and in addition to the undertakings of Borrower and BCC pursuant to the Loan, the Note, the Loan Agreement and the other Loan Documents. A separate action may be brought to enforce the provisions hereof, which shall in no way be deemed to be an action on the Note, whether or not the Loan has been repaid and whether or not Lender would be entitled to a deficiency judgment following a judicial foreclosure, trustee's sale or UCC sale. The obligations of Borrower and BCC hereunder shall not be affected by any exculpatory provisions, if any, contained in the Note, the Loan Agreement or any of the other Loan Documents. This Agreement, and all rights and obligations hereunder, shall survive performance and repayment of the obligations evidenced by and arising under the Loan Documents, surrender of the Note, reconveyance of the Mortgages, release of other security provided in connection with the Loan, trustee's sale or foreclosure under the Mortgages and/or any of the other Loan Documents (whether by deed or other assignment in lieu of foreclosure, or otherwise, acquisition of any or all of the Properties by Lender, any other transfer of any or all of the Properties, and transfer of all of Lender's rights in the Loan, the Loan Documents, and any or all of the Properties.

            (b) Borrower and BCC waive all rights to require Lender to (i) proceed against or exhaust any security for the Loan or (ii) pursue any remedy in Lender's power whatsoever. Borrower waives all defenses by reason of any disability or other defense under the Loan or by reason of the cessation from any cause whatsoever of its liability under the Loan, or that it may acquire by reason of Lender's election of any remedy against it
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including, without limitation, Lender's exercise of its rights to foreclose under any or all of the Mortgages.

            11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

            12. Amendments. This Agreement may not be modified, amended, waived or terminated, except by a written instrument executed by the parties hereto.

            13. Parties in Interest. Except as expressly set forth herein, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

            14. Personal Liability. Borrower and BCC hereby acknowledge and agree that notwithstanding any other provisions of this Agreement, the Note, the Loan Agreement or the other Loan Documents which may be to the contrary, the obligations of Borrower and BCC under this Agreement shall be the unlimited personal obligations of Borrower and BCC.

            15. Joint and Several Obligations. The obligations of each of the undersigned hereunder shall be joint and several.

            16. Counterparts. This Agreement may be executed in two or more counterparts.

            17. Consent To Jurisdiction. BORROWER AND BCC HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER AND BCC EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER AND BCC HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER AND BCC BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AND BCC, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
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            18. Jury Trial Waiver. BORROWER AND BCC, AND LENDER BY ITS
ACCEPTANCE OF THIS AGREEMENT, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER, BCC AND LENDER, AND BORROWER AND BCC ACKNOWLEDGE THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER, BCC AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT BORROWER BCC AND LENDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, BCC AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

            Borrower and BCC have executed this Agreement or have caused the same to be executed as of the date first set forth above.


                           BORROWER:

                           BALANCED CARE REALTY AT STATE
                           COLLEGE, INC., a Delaware corporation

                           By/s/Clint T. Fegan
                           Printed Name Clint T. Fegan
                           Its VP-CFO

                           BALANCED CARE REALTY AT ALTOONA,
                           INC., a Delaware corporation

                           By/s/Clint T. Fegan
                           Name
                           Its

                           BALANCED CARE REALTY AT LEWISTOWN,
                           INC., a Delaware corporation

                           By/s/Clint T. Fegan
                           Name
                           Its

                           BALANCED CARE REALTY AT READING,
                           INC., a Delaware corporation

                           By/s/Clint T. Fegan
                           Name
                           Its

                           BALANCED CARE REALTY AT BERWICK,
                           INC., a Delaware corporation

                           By/s/Clint T. Fegan
                           Name
                           Its

                           BALANCED CARE REALTY AT PECKVILLE,
                           INC., a Delaware corporation

                           By/s/Clint T. Fegan
                           Name
                           Its

                           BALANCED CARE REALTY AT SCRANTON,
                           INC., a Delaware corporation

                           By/s/Clint T. Fegan
                           Name
                           Its

                           BALANCED CARE REALTY AT MARTINSBURG,
                           INC., a Delaware corporation

                           By/s/Clint T. Fegan
                           Name
                           Its

                           BALANCED CARE REALTY AT MAUMELLE,
                           INC., a Delaware corporation

                           By/s/Clint T. Fegan
                           Name
                           Its

                           BALANCED CARE REALTY AT SHERWOOD,
                           INC., a Delaware corporation

                           By/s/Clint T. Fegan
                           Name
                           Its

                           BALANCED CARE REALTY AT MOUNTAIN
                           HOME, INC., a Delaware corporation

                           By/s/Clint T. Fegan
                           Name
                           Its

                           BALANCED CARE REALTY AT MANSFIELD,
                           INC., a Delaware corporation

                           By/s/Clint T. Fegan
                           Name
                           Its

                           BCC:

                           BALANCED CARE CORPORATION,
                           a Delaware corporation


                           By/s/Clint T. Fegan
                           Name
                           Its